Exhibit 10.14

EXECUTION VERSION

COPYRIGHT SECURITY AGREEMENT

Copyright Security Agreement, dated as of December 1, 2009, by SEA WORLD LLC (the “Grantor”), in favor of BANK OF AMERICA, N.A., in its capacity as collateral agent pursuant to the Credit Agreement (in such capacity, the “Collateral Agent”).

W I T N E S S E T H:

WHEREAS, the Grantor is party to a Security Agreement dated as of December 1, 2009 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”) in favor of the Collateral Agent pursuant to which the Grantor is required to execute and deliver this Copyright Security Agreement;

NOW, THEREFORE, in consideration of the premises and to induce the Collateral Agent, for the benefit of the Secured Parties, to enter into the Credit Agreement, the Grantor hereby agrees with the Collateral Agent as follows:

SECTION 1. Defined Terms. Unless otherwise defined herein, terms defined in the Security Agreement and used herein have the meaning given to them in the Security Agreement.

SECTION 2. Grant of Security Interest in Copyright Collateral. The Grantor hereby pledges and grants to the Collateral Agent for the benefit of the Secured Parties a lien on and security interest in and to all of its right, title and interest in, to and under all the following Pledged Collateral (excluding any Excluded Assets) of the Grantor:

(a) registered Copyrights of the Grantor listed on Schedule I attached hereto.

SECTION 3. The Security Agreement. The security interest granted pursuant to this Copyright Security Agreement is granted in conjunction with the security interest granted to the Collateral Agent pursuant to the Security Agreement and the Grantor hereby acknowledges and affirms that the rights and remedies of the Collateral Agent with respect to the security interest in the Copyrights made and granted hereby are more fully set forth in the Security Agreement. In the event that any provision of this Copyright Security Agreement is deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall control unless the Collateral Agent shall otherwise determine.

SECTION 4. Termination. Upon termination of the Security Agreement in accordance with Section 6.12 thereof, the Collateral Agent shall, at the expense of the Grantor, execute, acknowledge, and deliver to the Grantor an instrument in writing in recordable form releasing the lien on and security interest in the Copyrights under this Copyright Security Agreement and any other documents required to evidence the termination of the Collateral Agent’s interest in the Copyrights.

SECTION 5. Counterparts. This Copyright Security Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Copyright Security Agreement by signing and delivering one or more counterparts.

[Signature pages follow.]

SEA WORLD LLC

By:	/s/ Howard J. Demsky
Name:	Howard J. Demsky
Title:	Secretary

Signature Page to Copyright Security Agreement

BANK OF AMERICA, N.A., as Collateral Agent

By:	/s/ Liliana Claar
Name:	Liliana Claar
Title:	Vice President

Signature Page to Copyright Security Agreement

Schedule I

to

COPYRIGHT SECURITY AGREEMENT

UNITED STATES COPYRIGHT REGISTRATIONS

COPYRIGHT TITLE	REGISTRATION NUMBER
Undersea fantasy	SR0000045141
Sea World : toward a greater understanding of the world of water /managing editor, Richard C. Murphy … [et al.].	CSN0006970
1988 killer whale birth.	PA0000547978
1991 killer whale birth	PA0000547976
All about corals and coral reefs : K-3 teacher’s guide	TX0003796978
All about dolphins : K-8 : teacher’s guide	TX0003840237
All about dolphins! / written by Deborah Kovacs ; featuring Sea World photography	TX0003860474
All about endangered species : K-3 teacher’s guide.	TX0003796982
All about penguins : 4-12 teacher’s guide.	TX0003840234
All about penguins : K-3 teacher’s guide	TX0003796979
All about sea turtles : K-8 teacher’s guide	TX0003787447
All about sharks! / written by Jane Resnick ; featuring Sea World photography	TX0003860576
All about training Shamu / written by Jane Resnick ; featuring Sea World photography	TX0003860475
All about whales : 4-8 teacher’s guide.	TX0003859804
All about whales! / written by Deborah Kovacs ; featuring Sea World photography	TX0003860473
[Almost anything goes ski show]	TX0002662150
Almost anything goes ski show : script	TXu000449874
Animal adaptations : K-3 : teacher’s guide.	TX0003845306
Animal adaptations : P-1 teacher’s guide	TX0003796987
Animal training at Sea World	TX0003787444
Barbara Ann / T. Cooper, arranger	PAu001498152
Beach blanket ski party : Sea World of Texas	TX0002612857
Behavioral research : 7-12 : teacher’s guide	TX0003840235
Bottlenose dolphin	TX0003836016
California sea lions	TX0003840236
Camp Lottsawadda	TX0002616852
Canadian lumberjack show, nautilus show place, San Diego, 1979	TX0002617637
Cap’n Kid goes to the South Pole / by Joanna Engle ; illustrated by Pat Paris.	TX0001139051
City streets ‘87	TX0002616210
The Clean-up of Codfish Cove : a book about self-esteem / by Gary A. Lewis ; illustrated by William Langley Studios	TX0003888150
Clyde & Seamore’s holiday movie “How the grouch stole christmas” / written by Animal Behavior Department, Entertainment Department, Sea World of Ohio.	TX0002616631
Clyde and Seamore, 10,000 B.C.	PAu001498151
Clyde and Seamore, 10,000 B. C. : working draft.	TX0002616853
Clydesdales	TX0003787442
Clydesdales : K-3 teacher’s guide	TX0003787445
Corals and coral reefs	TX0003836017
Dive into sea world	TX0003237007

COPYRIGHT TITLE	REGISTRATION NUMBER
Dolly dolphin and the strange new something / by Dina Anastasio ; illustrated by William Langley Studios.	TX0003872510
Dolphin cove	VAu000318526
Dolphin cove	VAu000318527
Dolphin discovery	TX0002616630
Dolphin discovery	TX0002617633
Dolphynesia	TX0002616214
Dr. Lovecraft’s shipwrecked medicine show	TX0002616211
Ecology and conservation : 4-6 teacher’s guide to your Sea World field trip	TX0003845923
Ecology and conservation : 7-12 teacher’s guide to your Sea World field trip	TX0003796986
Ecology and conservation : K-3 : teacher’s guide to your Sea World field trip.	TX0003845307
Fiesta Mexicana : script.	TX0002616213
A Flippered fairy tale : the sleeping princess	TX0002622937
The “Game-game” game : Florida dolphin show, 1976	TX0002616851
Good lovin’	PAu001498153
The Hatfields and McCoys water ski show / by Tom Freeburn	TX0002616209
Hotel Clyde & Seamore	VA0000656206
How many are there? / by Ellen Weiss ; featuring Sea World photography	TX0003872513
Husbandry training as a tool for marine mammal management	PA0000547977
Interim ski show outline	TX0002858523
The International snow flier script	TX0002617634
Killer whales	TX0003864233
The Legend of baby Shamu’s birthday show : working additions	TX0002616968
Legend of Shamu	TX0002616964
The Lone whale	PAu001502453
Manatee : curriculum guide	TX0003845493
Manatees	TX0003840673
Marine animal husbandry and training : teacher’s guide to your Sea World field trip	TX0003787443
Marine mathematics for the elementary classroom	TX0003796981
Meet Shamu	SRu000205330
Meet Shamu / Sea World of Texas	PAu001483229
Meet Shamu : Sea World of Texas	TX0002612855
Meet Shamu with baby : Sea World of Texas	TX0002662152
Merlin’s magic lantern : Ohio summer nights, May 31, 1989	TX0002875122
Nautilus show, 1987 : high dive S W O	TX0002612853
New friends	TX0002867275
New friends : Sea World of Texas	TX0002616212
Night pirates	TX0002622938
North American river otters	TX0003864237
Once upon a maritime	TX0002617635
Pacific Point Preserve	VA0000671176
Penguins	TX0003845308
Pinnipeds to pets : script	TX0002616850
The Pirate ski show	TX0002617632
The Pirates of Pinniped	TX0002617631
The Rockhopper penguin at Sea World	TXu000200881
Royal Lipizzan stallion show : Sea World of Ohio, April 18, 1989	TX0002875121
San Diego dolphin show “in harmony.”	TX0002617636
Sea Lion Circus : seal and penguin script, April 22, 1972	TX0002875124

COPYRIGHT TITLE	REGISTRATION NUMBER
Sea lions of the silver screen II	TX0002616629
Sea otters	TX0003864236
Sea turtles	TX0003864238
The Sea World alphabet book	TX0000377960
The Sea World animal rescue and rehabilitation program	TX0003787446
The Sea World animal secret : script update 2/6/87	TX0002832367
The Sea World book of penguins / text and photos. by Frank S. Todd	TX0000749506
The Sea World book of sharks / by Eve Bunting [i.e. Anne Eve Bunting] ; photos. by Flip Nicklin ; [editorial direction by Cynthia Edwards].	TX0000406622
The Sea World book of whales / by Eve Bunting [i.e. Anne Eve Bunting] ; photos. provided by Hubbs-Sea World Research Institute.	TX0000557239
Sea World coloring book	VA0000143638
The Sea world engagement calendar for 1991	TX0003757478
Sea World’s 1977 Christmas card / Michelle Atkinson	VA0000003178
The sea’s many colors / by Elaine Lonergan ; illustrated by Paul Lopez	TX0003872515
Shamu and his friends / by Ellen Weiss ; featuring Sea World photography	TX0003872514
Shamu and his Sea World friends stamp fun : 32 color stamps of Shamu and his friends plus dot-to-dots, mazes, puzzles, and more!	VA0000143452
Shamu and the sunken treasure / by Felice Haus ; illustrated by Pat Paris	TX0001199247
Shamu: new visions	PAu001541991
Shamu—new visions : the music from the new Shamu show	SR0000135592
Shamu night magic	PAu001481652
Shamu night magic : script	TX0002616627
Shamu : sea world star / by Michael J. Smollin	TX0001013171
Shamu : take a bow : script	TX0002616626
Shamu TV	VA0000669293
Shamu TV : Arctic adventures	PA0000839070
Shamu TV : beach adventures	PA0000836662
Shamu TV : creatures of the keys	PA0000836661
Shamu TV : episode ti., Cool things to do for the planet	PA0000870118
Shamu TV : episode ti., Creepy creatures	PA0000836730
Shamu TV : episode ti., Diversity of life	PA0000836729
Shamu TV : episode ti., Killer Whale families / director, Victoria Hladik.	PA0000841020
Shamu TV : episode ti., Wildlife of the grasslands	PA0000870083
Shamu TV : habitat is home	PA0000839000
Shamu TV : investigating birds	PA0000836660
Shamu TV : the diversity of life	PA0000839005
Shamu TV : wild Arctic I	PA0000836663
Shamu : wet, wild, and wonderful	TX0002616208
Shamu’s 25th anniversary	SRu000205331
Shamu’s best friend : a book about self-esteem / by Gary A. Lewis ; illustrated by William Langley Studios	TX0003888149
Shamu’s Happy Harbor	VA0000678664
Shamu’s secrets of the sea / by Jane Resnick ; illustrated by Paul Lopez	TX0003872512
Shamu’s showboat ‘80 / by Jon Binkowski, Mike Yeakle & assorted friends	TX0002616628
Shark! : 4-8 teacher’s guide	TX0003796980
Shark! K-3 teacher’s guide	TX0003859801
Sharks and their relatives	TX0003852183
Sir Winston Walrus and the great rescue / by Elaine Lonergan ; illustrated by William Langley Studios.	TX0003872509

COPYRIGHT TITLE	REGISTRATION NUMBER
Ski cat tales	TX0002616960
Ski show script, March 6, 1989	TX0002662151
Sky-Tubin’ at lost lagoon	VA0000730122
Small Wonders : K-8 teacher’s guide	TX0003796985
This is Shamu / music and lyrics by Les Baxter	TX0002612858
Undersea adventure	TX0002906084
US0 water ski show	TX0002867276
USO water ski show	TX0002617597
A Visit to Sea World : an interdisciplinary curriculum : 3rd-6th	TX0003845324
A Visit to Sea World : an interdisciplinary curriculum : 7th-12th	TX0003845325
A Visit to Sea World : an interdisciplinary curriculum : preK-2nd	TX0003845323
Walruses	TX0003864096
Waterfowl : ducks, geese & swans of the world / by Frank S. Todd [i.e. Frank Sturtevant Todd].	TX0000299849
A Whale of a rescue / by Eleanor Hudson ; illustrated by Pat Paris	TX0001149432
Whales	TX0003787441
Window to the sea	TX0002612856
World of the sea : group one / teacher’s guide by Vilia G. Sherman ; ill. by Noel Diaz	PA0000000141
World of the sea : group two / teacher’s guide by Vilia G. Sherman ; ill. by Noel Diaz	PA0000000142
Just like a family / K. Ashby	PA0000413933